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                                                                   Exhibit 10.30

                          CONSENT AND SECOND AMENDMENT

     This CONSENT AND SECOND AMENDMENT (this "Amendment") dated as of June 13, 2002, is entered into by and among NOVAMED EYECARE, INC., a Delaware corporation ("Borrower"), NATIONAL CITY BANK OF MICHIGAN/ILLINOIS as Agent (as hereinafter defined), and as a Lender (as defined below), and the financial institutions signatory hereto ("Lenders"). Unless otherwise specified herein, capitalized terms used in this Amendment shall have the meanings ascribed to them by the Credit Agreement (as hereinafter defined).

                                    RECITALS

     WHEREAS, the Borrower, the Agent and the Lenders have entered into that certain Second Amended and Restated Credit Agreement, dated as of October 23, 2001 (as the same may be further amended, supplemented, restated or otherwise modified from time to time, the "Credit Agreement"); and

     WHEREAS, the Borrower, the Agent and the Lenders wish to consent to the Borrower undertaking certain transactions and to amend the Credit Agreement to provide for certain changes thereto, all as more fully set forth herein;

     NOW THEREFORE, in consideration of the mutual execution hereof and other good and valuable consideration, the parties hereto agree as follows:

     SECTION 1. Consents.
                --------

     (a) In connection with and as part of the Permitted Unwind Transaction with Williams Eye Institute, P.C. ("WEI"), the Lenders hereby consent to Borrower, and any Subsidiary of Borrower, selling to WEI substantially all of the assets of the ambulatory surgery center located on Hohman Avenue in Hammond, Indiana, provided that: (i) the total consideration received by Borrower or any such Subsidiary of Borrower in connection with such Permitted Unwind Transaction (including, without limitation the sale of such ambulatory surgery center assets) shall be approximately $2.7 million in cash proceeds and approximately
1.7 million shares of Borrower's common stock; and (ii) after giving effect to such transaction, no Default or Event of Default would exist under the Credit Agreement.

     (b) The Lenders hereby consent to the Borrower and its Subsidiaries in connection with and as part of any Permitted Unwind Transaction: (i) selling all assets related to the optical dispensary portion of a Practice which is the subject of a Permitted Unwind Transaction; and (ii) terminating all contractual relationships regarding the management of, or provision of services to, such Practice with respect to the optical dispensary portion of such Practice.

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     SECTION 2. Amendments to Credit Agreement.
                ------------------------------

     (a) Section 1.1 of the Credit Agreement is hereby amended by deleting the definition of "Revolving Commitment Amount" in its entirety and by replacing such definition with the following new definition:

     "Revolving Commitment Amount" means: (i) from the Second Amendment and Restatement Effective Date through December 31, 2001, $45,000,000, (ii) from January 1, 2002 through March 31, 2002, $42,500,000, (iii) from April 1, 2002 through the Second Amendment Effective Date, $40,000,000, (iv) from the Second Amendment Effective Date through September 30, 2002, $35,000,000 and (v) on October 1, 2002 and each date thereafter, $30,000,000. The Revolving Commitment Amount then in effect may be reduced from time to time pursuant to Section 2.2."

     (b) Section 1.1 of the Credit Agreement is hereby amended by adding the following new definitions thereto in appropriate alphabetical order:

     "Second Amendment" means that certain Consent and Second Amendment dated as of June 13, 2002.

     "Second Amendment Effective Date" means June 13, 2002.

     (c) Exhibit J to the Credit Agreement is hereby amended by deleting the reference to $1,000,000 which appears in Annex A thereto and replacing such reference with a reference to $3,000,000.

     SECTION 3. Representations and Warranties. The Borrower represents and warrants that: ------------------------------

     (a) the execution, delivery and performance by the Borrower of this Amendment has been duly authorized by all necessary corporate action and that this Amendment is a legal, valid and binding obligation of the Borrower enforceable against the Borrower in accordance with its terms, except as the enforcement thereof may be subject to (i) the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar law affecting creditors' rights generally and (ii) general principles of equity (regardless of whether such enforcement is sought in a proceeding in equity or at law);

     (b) other than as modified hereby, each of the representations and warranties contained in the Credit Agreement is true and correct in all material respects on and as of the date hereof as if made on the date hereof, except to the extent that such representations and warranties expressly relate to an earlier date;

     (c) neither the execution, delivery and performance of this Amendment nor the consummation of the transactions contemplated hereby does or shall contravene, result in a breach of, or violate (i) any provision of the Borrower's certificate or articles of incorporation or

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bylaws, (ii) any law or regulation, or any order or decree of any court or government instrumentality or (iii) indenture, mortgage, deed of trust, lease, agreement or other instrument to which the Borrower or any of its Subsidiaries is a party or by which the Borrower or any of its Subsidiaries or any of their property is bound, except in any such case to the extent such conflict or breach, with respect to any such indenture, mortgage, deed of trust, lease, agreement or other instrument, would not reasonably be expected to have a Material Adverse Effect or has been waived by a written waiver, a copy of which has been delivered to the Agent on or before the date hereof; and

     (d) no Default or Event of Default will exist after giving effect to this Amendment.

     SECTION 4. Reference to and Effect Upon the Credit Agreement.
                -------------------------------------------------

     (a) Except as specifically amended above, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

     (b) The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Agent or any Bank under the Credit Agreement or any Loan Document, nor constitute a waiver of any provision of the Credit Agreement or any Loan Document, except as specifically set forth herein. Upon the effectiveness of this Amendment, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of similar import shall mean and be a reference to the Credit Agreement as amended hereby.

     SECTION 5. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (AS OPPOSED TO CONFLICTS OF LAWS PROVISIONS) OF THE STATE OF ILLINOIS.

     SECTION 6. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purposes.

     SECTION 7. Counterparts. This Amendment may be executed in any number of counterparts (including by facsimile), each of which when so executed shall be deemed an original but all such counterparts shall constitute one and the same instrument.

     SECTION 8. Effectiveness. This Amendment shall become effective upon receipt by the Agent of a fully executed copy of this Amendment by each of the parties hereto (such date being the Second Amendment Effective Date).

                           [Signature Page to follow]

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     IN WITNESS WHEREOF, the parties have executed this Amendment as of the date and year first above written.

                                  NOVAMED EYECARE, INC.

                                  By:   /s/ Stephen J. Winjum
                                      ----------------------------------------
                                   Title:   President
                                         -------------------------------------

                                  NATIONAL CITY BANK OF MICHIGAN/ILLINOIS,
                                  Individually and as Agent

                                  By:   /s/ James M. Kershner
                                      ----------------------------------------
                                   Title:   Vice President
                                         -------------------------------------


                                  LASALLE BANK NATIONAL ASSOCIATION

                                  By:   /s/ Ann B. O'Shaughnesy
                                      ----------------------------------------

                                  Title: _____________________________________


                                  THE NORTHERN TRUST COMPANY

                                  By:   /s/ William B. Carwell
                                      ----------------------------------------
                                   Title:   Officer
                                         -------------------------------------


                                  BANK OF AMERICA, N.A.

                                  By:   /s/ Gregory Mojica
                                      ----------------------------------------
                                   Title:   Senior Vice President
                                         -------------------------------------

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